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                                                                   EXHIBIT 10.26

                               SUBLEASE AGREEMENT


         This Sublease Agreement ("Sublease"), dated October 22, 2001, is made between N2H2, INC., a Washington corporation ("Sublessor") and WIDEVINE TECHNOLOGIES, INC., a Delaware corporation ("Sublessee").


                                 R E C I T A L S


         A. Sublessor and Walton Seattle Investors, LLC (as "Master Lessor") entered into a written lease dated March 12, 1999 as modified by the First Amendment to Lease dated June 16, 1999, the Second Amendment to Lease dated August 10, 1999, the Third Amendment to Lease dated August 12, 1999, the Fourth Amendment to Lease dated October 12, 1999, the Fifth Amendment to Lease dated February 14, 2000, the Sixth Amendment to Lease dated April 4, 2000, the Seventh Amendment to Lease dated December 14, 2000, and the Eighth Amendment to Lease dated May 31, 2001, in the building known as the Union Bank of California Center (the "Building") located at 900 Fourth Avenue, Seattle, Washington. Said lease, together with all modifications thereto, is referred to herein as the "Master Lease", and the premises covered by the Master Lease is herein collectively called "Master Premises". A copy of the Master Lease is attached hereto as EXHIBIT A.

                                A G R E E M E N T


         NOW, THEREFORE, the parties hereto agree as follow:

1.       Premises

         Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease a portion of the Master Premises containing an agreed area of approximately 7,000 rentable square feet (rsf), (the exact square footage shall be measured and agreed upon prior to the commencement date) currently known as Suite(s) 3400, as delineated on the floor plan attached hereto as EXHIBIT C ("Premises").

2.       Term and Possession

         a.   Term


              Provided Master Lessor has consented to this Sublease ("Consent"), the initial term of this Sublease ("Initial Term") shall commence on November 1, 2001 ("Commencement Date"), and shall end on August 30, 2005 ("Expiration Date").

         b.   Condition of Premises

              Prior to the Commencement Date, Sublessor shall touch-up paint the Premises, and have the carpet cleaned. Otherwise, Sublessee shall accept the Premises in an "as-is, where-is" condition ("Possession"). Sublessee shall return the Premises on the Expiration Date to Sublessor in substantially the same condition that existed on the Commencement Date, excluding reasonable wear and tear. Sublessor shall have the ongoing right to remove and repair relites

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and the northern entrance to the server room. Additionally, Sublessor may construct a vestibule area outside the southern entrance to the server room. Sublessee acknowledges and agrees that Sublessor shall have continued access to the Premises for no more than 60 days following the Commencement Date for the sole purpose of removing network components, file servers and personal computers.

3.       Base Rent, Operating Expenses and Late Charge

         a.   Base Rent

              Sublessee shall pay to Sublessor, on or before the first day of each calendar month, Base Rent in the amount of $26.00 per rsf from the Commencement Date through the end of the Term. The monthly installments of Base Rent shall be prorated at the rate of 1/30 of the monthly Base Rent per day for any partial month during the Term. Payment shall be made to the following address: N2H2, Inc., 900 Fourth Avenue, Suite 3600, Seattle, WA 98164,
Attention: Accounting Department.

         b.   Operating Expenses

              Sublessee shall pay to Sublessor, as additional rent, Eighteen and 8/10 percent (18.08%) of that portion of the increase in operating costs allocable to the Master Premises otherwise payable by Sublessor for Operating Costs incurred during the Term over the base year 2001. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Paragraph shall survive such expiration or termination. Such increase in operating costs shall be due within fifteen (15) days after Sublessee's receipt from Sublessor of an itemized statement of such costs, accompanied by copies of appropriate invoices. Payments by Sublessee will be on the same basis as Sublessor's payments to Landlord in the Master Lease.

         c.   Late Charge

              Sublessee acknowledges that paying Base Rent late will cause Sublessor to incur administrative, collection, processing and accounting costs and expenses not contemplated under this Sublease, the exact amounts of which are extremely difficult or impracticable to fix. Sublessee therefore agrees that if rent or any other sum is due and payable pursuant to this Sublease, such amounts shall be payable upon the same terms and conditions as the Master Lease and the same late charges shall apply. Sublessor and Sublessee agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Sublessor for its loss caused by Sublessee's nonpayment. Should Sublessee pay the monthly rent late, but fail to pay said late charge, or pay said late charge, but fail to pay contemporaneously therewith all unpaid amounts of Rent, Sublessor's acceptance of the late rent or said late charge shall not constitute a waiver of Sublessee's default with respect to Sublessee's nonpayment, nor prevent Sublessor from exercising all other rights and remedies available to Sublessor under this Lease or under law.

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         d.   Security Deposit

         Within ten (10) business days after the execution of this Sublease, Sublessee shall pay to Sublessor the first month's rent due and provide Sublessor with security in the sum of the last month's rent due. If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any sum for which the Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited less any amounts applied to the first months' rent, and Sublessee's failure to do so shall constitute a default under this Sublease. Within thirty (30) days after the Term has expired, or Sublessee has vacated the Premises, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not therefore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest.

4.       Use of Premises

         The Premises shall be used and occupied only for purposes allowed under the Master Lease.

5.       Parking

         Sublessee shall be entitled to the use of six (6) of Sublessor's parking spaces, which are guaranteed in the Master Lease, upon the same terms and conditions as the Master Lease.

6.       Assignment and Sublease

         Neither this Sublease nor any right hereunder nor the Premises may be assigned, transferred, encumbered or sublet in whole or in part by Sublessee without Sublessor's and Master Lessor's prior written consent, which consent may not be unreasonably withheld or delayed, but which may be reasonably conditioned.

7.       Incorporation by Reference

         a.   Subject to Lease

              This Sublease is subject to all of the terms and conditions of the Master Lease by and between Sublessor and Master Lessor.

          b.  Interpretation

              All terms and conditions of the Master Lease, are incorporated into and made a part of this Sublease as if Sublessor were the Master Lessor thereunder, Sublessee the Tenant thereunder, and the Master Premises where the Premises, except for those provisions of the Master Lease which are directly contradicted by this Sublease, in which event the terms of this

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Sublease shall control over the Master Lease. Sublessee assumes and agrees to perform the Sublessor's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, provided, however, Sublessor shall be responsible for paying Rent, as provided in the Master Lease, to the Master Lessor. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor/Landlord" is used it shall be deemed to mean Sublessor herein and wherever in the Master Lease the word "Lessee/Tenant" is used it shall be deemed to mean Sublessee herein.

8.       Sublessor's Representations and Warranties

         Sublessor represents and warrants to Sublessee the following:

         a. The Master Lease is in full force and effect and has not been modified, supplemented or amended except as described in Exhibit B.


         b. Sublessor has the right to full and complete possession of the Premises.


         c. Sublessor, at the time of signing this Sublease, at the Commencement Date, and at the time of delivering Possession, has fulfilled all its duties under the Master Lease and is not in default under the Master Lease.

         d. To the best of Sublessor's knowledge, Master Lessor has fulfilled all its duties under the Master Lease and is not in default under the Master Lease.


         e. Sublessor has not assigned, transferred or delegated any of its rights or duties under the Master Lease or pledged or encumbered any of its interest in, or rights under the Master Lease.


         f. This Sublease shall be of no force or effect unless consented to by Master Lessor by execution of the Consent attached hereto as Exhibit B.


         g. Sublessor has all right, power and authority necessary to enter into and deliver this Sublease and to perform its obligations hereunder. Sublessor's entering into this Sublease does not breach or contradict any other agreement or contract that Sublessor is a party to.

         h. Sublessor has or will comply with all requirements, perform all duties, and take all actions necessary under Section 21 of the Master Lease to properly sublet the Premises.

9.       Covenants Regarding Master Lease

         a. Sublessor shall use best efforts not to commit or suffer any act or omission that will result in a violation of or default under any of the provisions of the Master Lease.

         b. Sublessor shall exercise commercially reasonable efforts in attempting to cause Master Lessor to perform its obligations and give any required consents under the Master Lease for the benefit of Sublessee, including, without limitation, consent to this Sublease.

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         c. With respect to the Premises, unless the context requires otherwise,
Sublessor shall perform all duties of Landlord and Sublessee shall perform all duties of Tenant under the Master Lease.

         d. Sublessor agrees to deliver to Sublessee a copy of any notice received from Master Lessor relating to the Premises within five (5) business days of its receipt thereof.

         e. In the event that Sublessor defaults under its obligations to be performed under the Master Lease, Sublessee shall have the right to cure the default, for the Premises, before the date Sublessor's applicable cure period expires. If Sublessee cures such default, Sublessor shall reimburse Sublessee for such amounts within fifteen (15) days after receipt of written notice and demand therefore from Sublessee. If Sublessor fails to reimburse Sublessee within such fifteen-day period, Sublessee may deduct such amounts from subsequent installments of rent due to Sublessor under this Sublease.

         f. Sublessor shall not voluntarily terminate the Master Lease without Sublessee's prior written consent which shall not be unreasonably withheld and such consent will be delivered to Sublessor within three business days of Sublessor's notice to terminate. This sublease shall terminate no sooner than ninety days after such consent has been provided.

         g. Sublessor shall not amend the Master Lease in any way that would affect the Premises or Sublessee's rights or obligations under this Sublease without Sublessee's prior written consent.

10.      Other Provisions of Sublease

         Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Premises or the Building of which the Premises are a part, the exercise of such right by Sublessor shall not constitute a default or a breach hereunder.

11.      Indemnification

         a. Sublessee's Indemnification

            Sublessee shall indemnify, defend and hold harmless Sublessor from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, which Sublessor may incur or pay out (including, without limitation, Sublessor's payment to Master Lessor) by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Premises (unless the same shall have been caused by the respective negligence of Sublessor or Master Lessor), (b) any breach or

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default hereunder on Sublessee's part, (c) the successful enforcement of
Sublessor's rights under this Section or any other Section of this Sublease, (d) any work done after the date hereof in or to the Premises except if done by Sublessor or Master Lessor, or (e) any act, omission or negligence on the part of Sublessee or its officers, partners, employees, agents, customers and/or invitees, or any person claiming through or under Sublessee. Nothing herein shall be construed as requiring Sublessee to indemnify, defend or hold harmless Sublessor against or for any claim, loss, damage or expense to the extent it is caused by the respective negligence, willful misconduct or breach of the Sublease or Master Lease by Sublessor or Master Lessor, and not by Sublessee.

         b.   Sublessor's Indemnification

              Sublessor shall indemnify, defend and hold harmless Sublessee from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, which Sublessee may incur or pay out (including, without limitation, to Master Lessor) by reason of (a) any breach or default hereunder on Sublessor's part, (b) the successful enforcement of Sublessee's rights under this Section or any other Section of this Sublease, (c) any act, omission or negligence on the part of Sublessor and/or its officers, partners, employees, agents, customers and/or invitees, or any person claiming through or under Sublessor.

12.      Commission

         Upon execution of this Sublease, and written consent thereto by Master Lessor, Sublessor shall pay Washington Partners, Inc. and Trammell Crow, Inc. ("Brokers"), a real estate commission in accordance with Sublessor's contract with Washington Partners. Brokers are made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission. Sublessee shall have no liability for any commissions for this Sublease.

13.      Agency Disclosure

         At the signing of this Sublease, Clay Nielsen of Washington Partners, Inc., represented the Sublessor and Trammell Crow, Inc. represented the Sublessee. Sublessor confirms receipt of the pamphlet entitled "The Law of Real Estate Agency."


14.      Notices

         All notices and demands that may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by Sublessor to Sublessee, or by Sublessee to Sublessor, shall be personally delivered or sent by a nationally recognized private carrier of overnight mail (e.g. FedEx) or by United States Certified Mail, return receipt requested and postage prepaid, to the parties at the addresses listed below or at such other addresses as the parties may designate by notice from time to time. All notices will be deemed given when received or refused.

         To Sublessor:                      N2H2, Inc.
                                            900 Fourth Avenue, Suite 3600
                                            Seattle, Washington 98164

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                                            Attention: Operations Manager

         To Sublessee:                      Widevine Technologies, Inc.
                                            900 Fourth Avenue, Suite 3400
                                            Seattle, Washington 98164
                                            Attention: Legal Department


15.      Quiet Enjoyment

         Provided that Sublessee is not in default of any term or provision of this Sublease, Sublessee shall have peaceful and quiet enjoyment of the Premises without interference from Sublessor or any person or entity claiming by, through or under Sublessor.

16.      Attorney's Fees

         If Sublessor (or Master Lessor) or Sublessee shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

17.      Entire Agreement

         This Sublease, the Exhibits attached hereto and those provisions of the Master Lease, which are incorporated herein by reference, constitute the entire agreement between Sublessor and Sublessee with respect to the Premises and may not be amended or altered except by written agreement executed by both parties.

18.      Binding on Successors

         This Sublease shall bind the parties' heirs, successors, representatives and permitted assigns.

         IN WITNESS WHEREOF, the parties hereto hereby execute this Sublease as of the day and year first above written.

SUBLESSOR: N2H2, INC.,                  SUBLESSEE: WIDEVINE TECHNOLOGIES, INC.,
a Washington corporation                 a Delaware corporation

By       /s/ J. Paul Quinn              By       /s/ John A. Beyer
  --------------------------------        -----------------------------

Title    CFO                            Title    Chairman & CEO
     -----------------------------           --------------------------

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STATE OF WASHINGTON                   )
                                      ) ss.
COUNTY OF KING                        )

         On this 22 day of October, 2001, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared J. Paul Quinn, to me known to be the person who signed as CFO of N2H2, Inc. the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                            /s/ Cynthia B. Herbig
                                      ------------------------------------

                                              Cynthia B. Herbig
                                      ------------------------------------
                                      NOTARY PUBLIC in and for the State of
                                      Washington, residing at Covington, WA
                                      My appointment expires: 8/26/05.


STATE OF WASHINGTON                   )
                                      ) ss.
COUNTY OF KING                        )

         On this 19 day of October, 2001, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared John A. Beyer, to me known to be the person who signed as CEO of Widevine Technologies, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                      /s/ Brandy A. Wilson
                                      ------------------------------------
                                        Brandy A. Wilson
                                      NOTARY PUBLIC in and for the State
                                      of Washington, residing at Seattle, WA
                                      My appointment expires: 2/3/02.